Rule 497(e)
                                                               File Nos. 2-80886
                                                                   and 811-03626


                                Citizens Funds(R)
                            Citizens Core Growth Fund
                          Citizens Emerging Growth Fund
                       Citizens Small Cap Core Growth Fund
                             Citizens Balanced Fund
                           Citizens Money Market Fund


                         Supplement Dated April 1, 2004
                       To Prospectus Dated August 29, 2003


Effective April 2004, a team of investment professionals at Citizens Advisers will manage the day-to-day operations of the Citizens Emerging Growth Fund and Small Cap Core Growth Fund.

Effective February 2004, the Citizens Money Market Fund (the "Fund") no longer invests substantially all of its assets in another investment company, the Citizens Prime Money Market Fund. The Fund's Board of Trustees has instructed the investment adviser to directly invest the Fund's assets in securities.

Effective December 2003, the chart at the bottom of page 2 of the prospectus relating to the discussion of portfolio management of the Citizens Core Growth Fund is deleted and replaced with the following:

PORTFOLIO MANAGER
Sophia Collier (since 12/03)
    o    Principal Owner and Chair,
            Citizens Advisers (since 1991)
    o    President, Citizens Funds
            (1991 - 1998, since 2002)
    o    President, Citizens Advisers,
            Citizens Securities  (1991 - 1998, since
            2002)

The chart at the bottom of page 12 of the prospectus relating to the discussion of portfolio management of the Citizens Balanced Fund is deleted and replaced with the following:

CO-PORTFOLIO MANAGERS
Sophia Collier (since 12/03)           Susan Kelly (since inception)
  o  Principal Owner and Chair,          o  Portfolio Manager, Citizens
     Citizens Advisers (since 1991)         Advisers since 2000)
  o  President, Citizens Funds           o  Assistant Portfolio Manager,
     (1991 - 1998, since 2002)              John Hancock Advisors (1997 - 2000)
  o  President, Citizens Advisers,       o  Assistant Portfolio Manager and
     Citizens Securities  (1991 -           Assistant Vice President, Smith
     1998, since 2002)                      Barney (1990 - 1997)


Effective October 2003, the first sentence of the third paragraph of the section of the prospectus entitled "Funds -- Citizens Balanced Fund -- Main Strategies" is deleted and replaced with the following information:

         We typically invest the fixed-income portion of the fund in corporate debt (including high-yield "junk" bonds) and government debt with maturities ranging from 2 to 30 years, with the goal of maintaining a weighted average maturity between 3 and 15 years during normal market conditions.

Effective September 2003, the second sentence of the first paragraph of the section of the prospectus entitled "Funds -- Citizens Emerging Growth Fund -- Main Strategies" is deleted and replaced with the following information:

         During normal market conditions we invest at least 65% of the fund's net assets in stocks of U.S. companies that are between $1 billion and $10 billion in market capitalization at the time of purchase.

The second sentence of the first paragraph of the section of the prospectus entitled "Funds -- Citizens Small Cap Core Growth Fund -- Main Strategies" is deleted and replaced with the following information:

         During normal market conditions we invest at least 80% of the fund's net assets in stocks of U.S. companies that, when purchased, are within the range of the Russell 2000 Growth Index as measured by market capitalization. (As of June 30, 2003, this meant a range of about $70 million to $1.75 billion.)